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                                                                    Exhibit 99.1

                                 AMENDMENT NO. 2

                                       TO

                              AMENDED AND RESTATED

                                CREDIT AGREEMENT


         This Amendment No. 2 to Amended and Restated Credit Agreement (this "Amendment"), dated as of December 27, 2002, amends that certain Amended and Restated Credit Agreement, dated as of June 27, 2002 (as amended, the "Agreement"), among Mail-Well, Inc., a Colorado corporation ("Parent"), Mail-Well I Corporation, a Delaware corporation ("Mail-Well I"), and certain subsidiaries of Mail-Well I (Mail-Well I and each such subsidiary, individually, a "Borrower", and, collectively, the "Borrowers"), a syndicate of financial institutions party thereto (the "Lenders"), and Bank of America, N.A., with an office at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, as administrative agent for the Lenders (the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

                                 R E C I T A L S

         WHEREAS, Parent, the Borrowers, the Lenders and the Agent have entered into the Agreement;

         WHEREAS, Parent and the Borrowers desire to amend the Agreement pursuant to Section 14.20 of the Agreement in order to add the Accounts of
            -------------
Supremex Inc., Mail-Well Canada Leasing Company, PNG Inc., Classic Envelope Plus, Ltd., Innova Envelope Inc., 1158673 Ontario, Inc., CML Industries Ltd., Mail-Well Alberta Finance, L.P., McLaren, Morris & Todd Company, Precision Fine Papers Inc., Regional Envelope Products Inc. - Produits Enveloppe Regional Inc., Envelope Inc. - Enveloppe Transit Inc., and MM&T Packaging Company, companies organized under the federal and provincial laws of Canada and indirect subsidiaries of Parent, to the Borrowing Base; and

         WHEREAS, the Agent and the Lenders are willing to do so, subject to the terms and conditions stated herein including, inter alia, requiring the Canadian Guarantors (as hereinafter defined) to guarantee the facilities provided to the Borrowers under the Agreement.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Agent, the Lenders, Parent and the Borrowers hereby agree as follows.

                                A G R E E M E N T

         Section 1. Amendments to the Agreement. The Agent, the Lenders,
                    ---------------------------
Parent and the Borrowers agree that the Agreement shall be amended as follows:

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                 A. The definition of "Accounts" in Annex A of the Agreement
                                       --------     -------
is hereby amended and restated in its entirety to read as follows:

                    "Accounts" means, as to any Person, all of such Person's
                     --------
         now owned or hereafter acquired or arising accounts, as defined in the UCC (or with respect to the Accounts of the Canadian
         Guarantors, as defined in the PPSA), including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.";

                 B. The definition of "Blocked Account Agreement" in Annex A of
                                       -------------------------     -------
the Agreement is hereby amended by deleting the term "Borrowers", in the second line thereof, and replacing it with the term "Loan Parties";

                 C. The definition of "Borrowing Base" in Annex A of the
                                       --------------     -------
Agreement is hereby amended and restated in its entirety to read as follows:

                    "Borrowing Base" means, at any time, an amount equal
                     --------------
         to the sum of: (a) 85% of the sum of (i) the Net Amount of Eligible Accounts, plus (ii) the Net Amount of Eligible Canadian Accounts; plus
                   ----                                                    ----
         (b) the lesser of (i) 65% of Eligible Inventory valued at the lower of cost (on a first-in, first-out basis) or market, or (ii) 85% of the orderly liquidation value of appraised Eligible Inventory, net of expenses of liquidation; plus (c) the lesser of (i) the Maximum PP&E
                                  ----
         Loan Amount, or (ii) the sum of (1) 80% of the orderly liquidation value of appraised Eligible Equipment, plus (2) 65% of the fair market
                                                ----
         value of Eligible Real Estate; minus (d) such other Reserves from time
                                        -----
         to time established by the Agent in its reasonable credit judgment; provided, however, that at no time shall the Borrowing Base include any
         --------  -------
         assets acquired as a result of a Permitted Acquisition until the consent of the Lenders under Section 11.1 has been obtained.";
                                      ------------

                 D. The definition of "Eligible Accounts" in Annex A of the
                                       -----------------     -------
Agreement is hereby amended as follows:

                    (i) by deleting, in clause (g)(i) therein, the parenthetical "(excluding the Province of Newfoundland)" in both the second and fourth lines thereof;

                    (ii) by deleting, in clause (g)(ii) therein, the term "foreign" and adding, immediately after the term "sovereign state" the following: "other than the United States of America or Canada";

                    (iii) by deleting, clause (k) therein, and replacing it with the following:

                    "(k) owed by the government of the United States of
         America or Canada, or any department, agency, public corporation, or other instrumentality thereof, unless, in the case of the United States of America, the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727 et seq.), and
                                 -- ---

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         any other steps necessary or desirable to perfect or protect the
         Agent's Liens therein, have been complied with to the Agent's satisfaction with respect to such Account (but only to the extent that all such Accounts, together with all Accounts of the Canadian Guarantors that would have been deemed ineligible under clause (k)
                                                                 ----------
         of the "Eligible Canadian Accounts" definition herein, in the
                 --------------------------
         aggregate, exceed 5% of the aggregate gross accounts receivable of the Borrowers and the Canadian Guarantors)";

                 E. The definition of "Excluded Subsidiaries" in Annex A of
                                       ---------------------     -------
the Agreement is hereby amended and restated in its entirety to read as follows:

                    "Excluded Subsidiaries" means, collectively, Graphic
                     ---------------------
         Arts Center de Mexico, a company organized under the laws of Mexico, and any Subsidiaries of Parent (other than the Canadian Guarantors) presently existing or hereafter created or acquired that are not organized under the laws of one of the United States.";

                 F. The definition of "Governmental Authority" in Annex A of
                                       ----------------------     -------
the Agreement is hereby amended as follows:

                    (i) by adding, immediately after the term "state" in the first line thereof, ", province, municipality, region";

                    (ii) by deleting the word "and" in the third to last line thereof; and

                    (iii) by adding, immediately after the term "foregoing" at the end thereof, "and any department, agency, board, commission, tribunal, committee or instrumentality of any of the foregoing.";

                 G. The definition of "Guarantors" in Annex A of the Agreement
                                       ----------     -------
is hereby amended and restated in its entirety to read as follows:

                    ""Guarantors" means, collectively, Parent, each
                      ----------
         direct and indirect wholly owned domestic Subsidiary of Parent that is not a Borrower, and the Canadian Guarantors.";

                 H. The definition of "Insolvency Proceeding" in Annex A of
                                       ---------------------     -------
the Agreement is hereby amended as follows:

                    (i) by adding, immediately after the first reference to the "Bankruptcy Code" therein, ", BIA, or CCAA"; and

                    (ii) by adding, immediately after all references to the "United States" therein, ", Canada";

                 I. The definition of "Lien" in Annex A of the Agreement is
                                       ----     -------
hereby amended and restated in its entirety to read as follows:

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                    ""Lien" means: (a) any interest in property securing
                      ----
         an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, hypothec, charge, claim, or lien arising from a mortgage, deed of trust, charge, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under clause (a), (i) any reservation, exception,
                            ----------
         encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property and
         (ii) any other lien, charge, privilege, secured claim, title retention, garnishment right, deemed trust, encumbrance or other right affecting property, choate or inchoate, whether or not crystallized or fixed, whether or not for amounts due or accruing due, arising by any statute, act or law of any jurisdiction, at common law, in equity or by any agreement; and (c) any contingent or other agreement to provide any of the foregoing.";

                 J. The definition of "Loan Documents" in Annex A of the
                                       --------------     -------
Agreement is hereby amended and restated in its entirety to read as follows:

                    ""Loan Documents" means this Agreement, the Notes,
                      --------------
         the Intellectual Property Security Agreement, the Security Agreement, the Mortgages, the Pledge Agreement, the Parent/Subsidiary Guarantee, the Canadian Guarantee, the Canadian Security Documents, and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement."

                 K. The definition of "Parent/Subsidiary Guaranty" in Annex A
                                       --------------------------     -------
of the Agreement is hereby amended and restated in its entirety to read as follows:

                    ""Parent/Subsidiary Guaranty" means the Guaranty
                      --------------------------
         dated as of the Initial Funding Date from Parent and the Subsidiaries of Parent (other than the Borrowers, the Canadian Guarantors, and any Excluded Subsidiaries) to the Agent, for its benefit and the benefit of the Lenders.";

                 L. The definition of "Payment Account" in Annex A of the
                                       ---------------     -------
Agreement is hereby amended by adding "or any other Loan Document" immediately after the "Security Agreement" therein;

                 M. The definition of "Reserves" in Annex A of the Agreement
                                       --------     -------
is hereby amended and restated in its entirety to read as follows:

                    ""Reserves" means reserves that limit the availability
                      --------
         of credit hereunder, consisting of reserves against Availability, Eligible Accounts, Eligible Canadian Accounts, Eligible Equipment, or Eligible Inventory, established by Agent from time to time in Agent's reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Agent's credit judgment: (a) Bank Product Reserves, (b) a

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         reserve for accrued, unpaid interest on the Obligations, (c) reserves for at least three months of rent at leased locations subject to statutory or contractual landlord liens or where Agent has not received an acceptable agreement from the landlord, (d) Environmental Compliance Reserves, (e) customs charges, (f) Dilution Reserve,
         (g) Canadian Reserves, (h) warehousemen's or bailees' charges, and (i) reserves for deficiencies in any Plan or Foreign Plan which could potentially result in statutory liens that are not junior in priority to the Agent's Lien.";

                 N. The following new definitions are hereby added to Annex A
                                                                      -------
of the Agreement in appropriate alphabetical order:

                    ""BIA" means the Bankruptcy and Insolvency Act
                      ---
         (Canada) and all regulations thereunder, as amended from time to time, and any successor legislation.";

                    ""Canadian Guarantee" means the guarantee, dated as
                      ------------------
         of December   , 2002, signed by each Canadian Guarantor in favor of
                     --
         the Agent, for its benefit and the benefit of the Lenders.";

                    ""Canadian Guarantor(s)" means, collectively, Supremex Inc.,
                      ---------------------
         Mail-Well Canada Leasing Company, PNG Inc., Classic Envelope Plus, Ltd., Innova Envelope Inc., 1158673 Ontario, Inc., CML Industries
         Ltd., Mail-Well Alberta Finance, L.P., McLaren, Morris & Todd Company, Precision Fine Papers Inc., Regional Envelope Products Inc. - Produits Enveloppe Regional Inc., Envelope Inc. - Enveloppe Transit Inc., and MM&T Packaging Company, companies organized under the federal and provincial laws of Canada.";

                    ""Canadian Reserves" means reserves (in addition to
                      -----------------
         any other Reserves) against Eligible Canadian Accounts, established by Agent from time to time in Agent's reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Agent's credit judgment: (a) reserves for exchange rate fluctuations between reporting periods, to the extent of any resulting reduction in the Dollar value of Eligible Canadian Accounts reported on the most recent Borrowing Base Certificate, and (b) the Priority Payable Reserve."

                    ""Canadian Security Documents" means, collectively,
                      ---------------------------
         the general security agreements, deeds of hypothec and collection
         account agreements, all dated as of December   , 2002, signed by each
                                                      --
         Canadian Guarantor in favor of the Agent, for its benefit and the benefit of the Lenders.";

                    ""CCAA" means The Companies' Creditors Arrangement
                      ----
         Act (Canada) and all regulations thereunder, as amended from time to time, and any successor legislation.";

                    ""Civil Code" means the Civil Code of Quebec, and all
                      ----------
         regulations thereunder, as amended from time to time, and any successor legislation."

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                    ""Eligible Canadian Accounts" means, only so long as
                      --------------------------
         the Canadian Guarantee is in full force and effect, the Accounts of the Canadian Guarantors which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Canadian Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Canadian Accounts shall not, unless the Agent in its sole discretion elects (which discretion cannot be exercised without the consent of the Required Lenders), include any
         Account:

                    (a) with respect to which more than 90 days have elapsed since the date of the original invoice therefor or which is more than 60 days past due;

                    (b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Canadian Security Documents or in this Agreement are incorrect or have been or be breached;

                    (c) with respect to which Account (or any other Account due from the Account Debtor thereon), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

                    (d) which represents a progress billing (as hereinafter defined) or as to which a Canadian Guarantor has extended the time for payment to a date more than 60 days past the original due date or 90 days past the original invoice date without the consent of the Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon the completion by such Canadian Guarantor of any further performance under the contract or agreement;

                    (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of an Insolvency Proceeding or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

                    (f) if 50% or more of the aggregate Canadian Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under clause (a) above;
                                                   ----------

                    (g) owed by an Account Debtor which: (i) neither (1) maintains its chief executive office in the United States of America or Canada; nor (2) is organized under the laws of the United States of America or Canada or any state or province thereof; or (ii) is the government of any country or sovereign state


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         other than the United States of America or Canada, or of any state, province, municipality, or other political subdivision thereof or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion;

                    (h) owed by an Account Debtor which is an Affiliate or employee of any Loan Party;

                    (i) except as provided in clause (k) below, with respect
                                              ----------
         to which either the perfection, enforceability, or validity of the Agent's Liens in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC, PPSA or Civil Code;

                    (j) owed by an Account Debtor to which any Borrower or any of its Subsidiaries is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

                    (k) owed by the government of the United States of America or Canada, or any department, agency, public corporation, or other instrumentality thereof, unless, in the case of the United States of America, the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3 727 et seq.), and any other steps necessary or
                              -- ---
         desirable to perfect or protect the Agent's Liens therein, have been complied with to the Agent's satisfaction with respect to such Account (but only to the extent that all such Accounts, together with all Accounts of the Borrowers that would have been deemed ineligible under clause (k) of the "Eligible Accounts" definition herein, in the
         ----------         -----------------
         aggregate, exceed 5% of the aggregate gross accounts receivable of the Canadian Guarantors and the Borrowers);

                    (l) owed by any state, province, municipality, or other political subdivision of the United States of America or Canada, or any other country, or any department, agency, public corporation, or other instrumentality thereof, as to which the Agent determines that its Lien therein is not or cannot be perfected;

                    (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

                    (n) which is evidenced by a promissory note or other instrument or by chattel paper;

                    (o) if the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the

                                       7


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         Account may not be paid by reason of the Account Debtor's financial inability to pay;

                    (p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit the relevant Canadian Guarantor to seek judicial enforcement in such state of payment of such Account, unless such Canadian Guarantor has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

                    (q) which arises out of a sale not made in the ordinary course of the relevant Canadian Guarantor's business;

                    (r) with respect to which the goods giving rise to such Account have not been shipped in full and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the relevant Canadian Guarantor, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services, or for which a chargeback or debit memo exists;

                    (s) owed by an Account Debtor which is obligated to the Canadian Guarantors respecting Accounts the aggregate unpaid balance of which exceeds 15% of the aggregate unpaid balance of all Accounts owed to the Canadian Guarantors at such time by all of the Canadian Guarantors' Account Debtors, but only to the extent of such excess;

                    (t) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders; or

                    (u) that is a COD/cash account.

                    If any Account at any time ceases to be an Eligible
         Canadian Account, then such Account shall promptly be excluded from the calculation of Eligible Canadian Accounts."

                    ""Foreign Plan" means any benefit plan established or
                      ------------
         maintained outside of the United States which a Loan Party maintains, sponsors, or to which such Person has any obligation or liability and which provides or otherwise makes available retirement or deferred benefits of any kind whatsoever to employees."

                    ""Net Amount of Eligible Canadian Accounts" means, at
                      ----------------------------------------
         any time, the gross amount of Eligible Canadian Accounts, calculated in US Dollars, less sales, excise or similar taxes, and less returns, discounts, claims, credit, allowances, accrued rebates, offsets, deductions, counterclaims, disputes, unapplied cash, and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed."

                                       8


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                    ""PPSA" means the Personal Property Security Act of
                      ----
         Ontario, and all regulations thereunder, as amended from time to time, and any successor legislation."

                    ""Priority Payable Reserve" means any reserve that
                      ------------------------
         the Agent may from time to time establish (in its sole discretion) with respect to the Canadian Guarantors to cover any amount payable by any Canadian Guarantor which is secured by a Lien in favor of a Governmental Authority which would rank or would be capable of ranking prior to or pari passu with the Agent's Liens (in the event Agent were granted Liens) on any Accounts of such Canadian Guarantor, including amounts owing for wages, vacation pay, severance pay, employee deductions, sales tax, excise tax, tax payable pursuant to Part IX of the Excise Tax Act (Canada) (net of GST input credits) or similar applicable provincial legislation, income tax, workers compensation, government royalties, pension fund obligations, overdue rents, and other statutory or other claims that would have or might have priority over any Liens granted to Agent in the future."

                    ""Specified Canadian Guarantors" means Precision Fine
                      -----------------------------
         Papers Inc., Regional Envelope Products Inc. - Produits Enveloppe Regional Inc., and Envelope Inc. - Enveloppe Transit Inc., companies organized under the federal and provincial laws of Canada.";

                 O. Subsection 3(i) of Annex A to the Agreement is hereby
                    ---------------    -------
amended by adding, immediately after the reference to "the Parent," in the second line thereof, "the Canadian Guarantors,";

                 P. Section 4.1 of the Agreement is hereby amended by deleting
                    -----------
all references to "Borrower" or "Borrowers" and substituting, respectively, "Loan Party" or "Loan Parties" therefor;

                 Q. Section 5.2 of the Agreement is hereby amended as follows:
                    -----------

                    (i)   by amending Subsection (f) thereof to read as follows:

                          "(f) Promptly after filing with the PBGC,
                 the IRS, or any other Governmental Authority, a copy of each annual report or other filing filed with respect to each Plan or Foreign Plan of Parent and any of its Subsidiaries; and upon request by Agent, from time to time, a company prepared report respecting each Plan or Foreign Plan reflecting the current actuarial calculations for such Plan or Foreign Plan and indicating the extent, if any, by which the assets in such Plan or Foreign Plan are insufficient to pay anticipated future benefits as they become due."

                    (ii)  by adding, immediately before Subsection (l) thereof:

                          "(l) the Parent shall cause the Canadian Guarantors
                 to furnish to the Agent, from time to time upon the request of the Agent,

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                 statements of all its bank accounts, including, without
                 limitation, all of its Canadian bank accounts, and promptly upon opening any new bank accounts, a statement of any such new bank account, all such statements to be treated as confidential pursuant to Section 14.17; and"
                                          -------------

                    (iii) by deleting "(l)" in the last Subsection thereof and substituting "(m)" therefor;

                 R. Subsection 5.3(n) of the Agreement is hereby amended by
                    -----------------
adding, immediately after each reference to "Plan" therein, "or Foreign Plan";

                 S. Section 5.3 of the Agreement is hereby amended by adding a
                    -----------
new clause (p) therein, which shall read as follows:

                    "(p) Upon the Agent's request, or, in the event that
         a filing referenced in this clause (p) reflects a significant change
                                     ----------
         with respect to the matters covered thereby which could foreseeably have, or has resulted in, any liability to any Loan Party in excess of $2,000,000, within 3 Business Days of the filing thereof with any Governmental Authority, copies of the following: (i) each filing, report or notice filed with any Governmental Authority with respect to each Foreign Plan; (ii) any notices received from a Governmental Authority or relating to or concerning either the funding status of any Foreign Plan or any claims against any Loan Party regarding any Foreign Plan;";

                 T. Subsection 6.19(b) of the Agreement is hereby amended by
                    ------------------
adding, immediately after each reference to "Plan" therein, "or Foreign Plan";

                 U. Section 6.19 of the Agreement is hereby amended by adding
                    ------------
a new clause (d) therein, which shall read as follows:

                    "(d) Each Foreign Plan is in compliance in all material respects with the laws and regulations applicable to such Foreign Plan and each Loan Party has satisfied all contribution obligations in all material respects with respect to such Foreign Plan (to the extent applicable). Each Foreign Plan and related funding arrangement that is intended to qualify for tax-favored status has been reviewed and approved for such status by the appropriate Governmental Authority (or has been submitted for such review and approval within the applicable time period), and nothing has occurred and no condition exists that is likely to cause the loss or denial of such tax-favored status. No Foreign Plan has any liabilities in excess of the current value of such Foreign Plan's assets in an amount in excess of $10,000,000, as determined in accordance with the assumptions used for funding such Foreign Plan pursuant to reasonable accounting standards in accordance with applicable law. No Loan Party has incurred or reasonably expects to incur any material liability as a result of the termination or other insolvency of any Foreign Plan or any material liability which is not otherwise funded or satisfied with readily available assets set aside with respect to such Foreign Plan.";

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                 V.  Section 6.20 of the Agreement is hereby amended by adding,
                     ------------
immediately after each reference to "federal" therein, ", provincial, state";

                 W.  Section 7.8 of the Agreement is hereby amended by adding,
                     -----------
immediately after the word "ERISA" in the eighth line thereof, the following:

                     "(f) maintain each Foreign Plan in compliance in all material respects with Requirements of Law applicable to such Foreign Plan; (g) satisfy all contribution obligations in all material respects with respect to such Foreign Plan; and (h) cause each Foreign Plan and related funding arrangements that are intended to qualify for tax-favored status to maintain such tax-favored status.";

                 X.  Subsection 7.9(d) of the Agreement is hereby amended by
                     -----------------
adding the following at the end thereof:

                     ", and any Canadian Guarantor may merge with, or sell
         all or substantially all of its assets to, a Loan Party that is not a Borrower; provided, that in the event of a merger of a Canadian
                   --------
         Guarantor with any Loan Party organized in the United States that is not a Borrower, such United States Loan Party shall be the surviving Person and shall enter into any documentation reasonably requested by Agent to evidence the continuing liability of such United States Loan Party for any obligations of the disappearing Canadian Guarantor to the Agent, and the Agent's Liens on all Collateral of such United States Loan Party to secure the same; and";

                 Y.  Subsection 7.14(b) of the Agreement is hereby amended and
                     ------------------
restated in its entirety to read as follows:

                     "(b) the prepayment of any Debt owed by one Loan
         Party to another Loan Party (other than Parent), to the extent such Debt is permitted hereunder and no Default or Event of Default exists or would result therefrom (taking such prepayment into account).";

                 Z.  Subsection 7.20(c) of the Agreement is hereby amended by
                     ------------------
adding, immediately after the reference to "domestic" in the fourth line thereof, "or Canadian";

                 AA. Subsection 7.20(d) of the Agreement is hereby amended as
                     ------------------
follows:

                     (i) by adding, immediately after each reference to "domestic" therein, "or Canadian";

                     (ii) by adding, in clause (ii) therein, immediately after "Agreement" in the fourth line thereof, "and any other applicable Loan Documents";

                     (iii) by deleting, in clause (iii) therein, the word "Security Agreement", and replacing it with "Loan Documents";

                     (iv) by adding, in clause (iii) therein, immediately after "UCC-1 financing statements", "or equivalent PPSA or other applicable filings in Canada";

                 BB. Section 7.25 of the Agreement is hereby amended by
                     ------------
deleting section reference "7.25" and substituting section reference "7.27"
                            ----                                      ----
therefor;

                 CC. The Agreement is hereby amended by adding, immediately after Section 7.24, the following:
      ------------

                     "7.25 Proceeds from Surplus Cash Deposits. Parent
                           -----------------------------------
         shall cause Canadian Guarantors, to the extent that they have on deposit in any bank accounts unapplied cash (being surplus cash not used for general working capital needs) exceeding $10,000,000 in the aggregate, at any time, to transfer such unapplied cash to a Borrower by loan, Distribution or other intercompany offer.

                     7.26 Excess Collections, Investments etc. Parent
                          ------------------------------------
         shall not permit Canadian Guarantors to have, in the aggregate, a sum exceeding the equivalent amount of $10,000,000 in the form of (i) a deposit of cash in any bank accounts, (ii) securities (other than intercompany promissory notes permitted under this Agreement and in the possession of Agent), and/or (iii) property that is a Restricted Investment.

                     7.27 Specified Canadian Guarantors. The Accounts of
                          -----------------------------
         the Specified Canadian Guarantors shall not be considered Eligible Canadian Accounts for purposes of calculating the Borrowing Base hereunder, nor may Parent or any other Loan Party make advances, distributions or otherwise transfer assets to any Specified Canadian Guarantor, until such time as the Agent shall have completed its due diligence of the Specified Canadian Guarantors, and obtained such estoppels, releases or other documentation as may be necessary or useful to ensure the priority of Agent's Lien on such Specified Canadian Guarantors' Collateral, in each case to the Agent's satisfaction.";

                 DD. Subsections 9.1(e), (f) and (g) of the Agreement are
                     ------------------  ---     ---
hereby amended and restated in their entirety to read as follows:

                     "(e) Parent or any Subsidiary of Parent shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or file a proposal or notice of intent to file a proposal or otherwise commence any action or proceeding seeking reorganization, arrangement, consolidation or readjustment of its debts or which seeks to stay or has the effect of staying any creditor or for any other relief under the Bankruptcy Code, the BIA or CCAA, as amended, or under any other bankruptcy, insolvency, liquidation, winding up, corporate or similar legislation of the United States, Canada or any foreign country, and any provincial, state or federal political subdivision thereof, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, proposal, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

                     (f) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of Parent or any Subsidiary of Parent or for any other relief under the Bankruptcy Code, the BIA or CCAA, as amended, or under any other bankruptcy, insolvency, liquidation, winding up, corporate or similar legislation of the United States, Canada, any foreign country, and any provincial, state or federal political subdivision thereof, now or hereafter existing and such petition, proposal or proceeding shall not be dismissed within 30 days after the filing or commencement thereof or an order of relief (or comparable order under any other Requirement of Law) against any Loan Party shall be entered with respect thereto;

                     (g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee or similar officer for Parent or any Subsidiary of Parent or for all or any part of its property shall be appointed or a warrant of attachment, execution, writ of seizure or seizure and sale or similar process shall be issued against any part of the property of Parent or any Subsidiary of Parent or any distress or analogous process is levied upon all or any part of Parent or any Subsidiary of Parent.";

                 EE. Subsection 9.1(h) of the Agreement is hereby amended as
                     -----------------
follows:

                     (i) by adding, immediately after the term "dissolution" in the second line thereof, "or like process"; and

                     (ii) by adding, immediately after the term "state" in the third line thereof, ", provincial or federal";

                 FF. Subsection 9.1(o) of the Agreement is hereby amended by
                     -----------------
adding, immediately before the word "or" in the ninth line thereof, the following:

                     "or (iv) the Foreign Plans in the aggregate have liabilities in excess of assets (determined in accordance with the assumptions under each such Foreign Plan and under Requirements of Law used for funding each Foreign Plan pursuant to reasonable accounting standards in accordance with Requirements of Law) in an amount in excess of $10,000,000;";

                 GG. Subsection 9.2(b) of the Agreement is hereby amended by
                     -----------------
adding, immediately after the reference to "UCC" in the first line thereof, "PPSA and the Civil Code";

                 HH. Subsection 11.2(c)(v) of the Agreement is hereby amended
                     ---------------------
by adding, immediately after the reference to "Agreement" therein, "and the other Loan Documents";

                 II. Section 12.13 of the Agreement is hereby amended by
                     -------------
adding, immediately after the reference to "UCC" in the third line thereof, "or the applicable provisions of the PPSA or Civil Code";

                 JJ. Section 12.17 of the Agreement is hereby amended by
                     -------------
adding a second paragraph thereto, reading as follows:

                     "Without limiting the generality of the above paragraph, for the purposes of creating a solidarite active in accordance with Article 1541 of the Civil Code of Quebec, between each Lender, on the one hand, and the Agent, on the other hand, each Loan Party and each such Lender acknowledge and agree with the Agent that such Lender and the Agent are hereby conferred the legal status of solidary creditors of each Loan Party in respect of all Obligations, present and future, owed by each Loan Party to each such Lender and the Agent (collectively, the "Solidary Claim"). Each Loan Party which is not a signatory of this Agreement but is or may become a signatory to any other Loan Document shall be deemed to have accepted the provisions contained in this paragraph by its execution of such other Loan Document. Accordingly, but subject (for the avoidance of doubt) to
         Article 1542 of the Civil Code of Quebec, the Loan Parties are irrevocably bound towards the Agent and each Lender in respect of the entire Solidary Claim of the Agent and such Lender. As a result of the foregoing, the parties hereto acknowledge that the Agent and each Lender shall at all times have a valid and effective right of action for the entire Solidary Claim of the Agent and such Lender and the right to give full acquittance for it. Accordingly, without limiting the generality of the foregoing, the Agent, as solidary creditor with each Lender, shall at all times have a valid and effective right of action in respect of all Obligations, present and future, owed by each Loan Party to the Agent and to the Lenders or any of them and the right to give a full acquittance for same. The parties further agree and acknowledge that the Agent's Liens on the Collateral shall be granted to the Agent, for its own benefit and for the benefit of the Lenders.";

                 KK. Section 14.20 of the Agreement is hereby amended by
                     -------------
deleting such section in its entirety and replacing it with the following:

                     "[Intentionally Deleted]".

                 LL. The form of the Borrowing Base Certificate attached to the Agreement as Exhibit B is hereby amended and restated in its entirety to read as
             ---------
set forth on Exhibit B attached hereto and by this reference made a part of the
             ---------
Agreement, as amended hereby;

                 MM. The form of Assignment and Acceptance Agreement attached to the Agreement as Exhibit F is hereby amended and restated in its entirety to
                    ---------
read as set forth on Exhibit F attached hereto and by this reference made a part
                     ---------
of the Agreement, as amended hereby;

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


                 NN. All Schedules attached to the Agreement are hereby amended and restated in their entirety and are attached hereto and by this reference made a part of the Agreement, as amended hereby.

         Section 2.  Conditions. The effectiveness of this Amendment is subject
                     ----------
to the satisfaction of the following conditions precedent:

                 A.  Amendment. A fully executed copy of this Amendment signed
                     ---------
by Parent, the Borrowers, and the Required Lenders shall be delivered to the Agent;

                 B.  Canadian Guarantee. A fully executed copy of the Canadian
                     ------------------
Guarantee signed by the Canadian Guarantors in favor of the Lenders shall be delivered to the Agent;

                 C.  Canadian Security Documents. Fully executed copies of the
                     ---------------------------
Canadian Security Documents signed by the Canadian Guarantors shall be delivered to the Agent, which shall, as applicable, include any landlord waivers, bailee's (processor) waivers or warehouseman's waivers;

                 D.  Canadian Organizational Documents. True and correct copies
                     ---------------------------------
of the Articles and Certificate of Incorporation/Amendment of the Canadian Guarantors certified by the appropriate governmental authority of the place of organization in Canada, together with true and correct copies of each Canadian Guarantor's bylaws and corporate resolutions authorizing the execution and delivery of the Canadian Guarantee and Canadian Security Documents certified by a duly authorized officer;

                 E.  Financing Statement, Registrations. Agent shall have
                     ----------------------------------
received copies of proper financing statements, duly filed on or before the date hereof under the Civil Code of Quebec, the PPSA or under the personal property regimes of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's liens;

                 F.  Legal Opinions. Agent shall have received opinions of U.S.
                     --------------
counsel to the Canadian Guarantors and Canadian counsel to the Canadian Guarantors in the various provincial jurisdictions of Canada in form and substance satisfactory to Agent and Agent's counsel;

                 G.  Pledge Agreement Amendment. A fully executed copy of
                     --------------------------
Amendment No. 1 to Pledge Agreement (which amends that certain Stock and LLC Membership Pledge, dated as of June 27, 2002, by and among the Pledgors and Agent) shall be delivered to the Agent;

                 H.  Other Documents. Parent, the Borrowers, and Canadian
                     ---------------
Guarantors shall have executed and delivered to the Agent such other documents and instruments as the Agent may reasonably require in furtherance of this Amendment, the Canadian Guarantee and the Canadian Security Documents.

         Section 3.  Miscellaneous.
                     -------------

                 A.  Survival of Representations and Warranties. All
                     ------------------------------------------
representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or Lenders or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely thereon;

                 B.  Reference to Agreement. The Agreement, each of the Loan
                     ----------------------
Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby;

                 C.  Agreement Remains in Effect. The Agreement and the Loan
                     ---------------------------
Documents, as amended hereby, remain in full force and effect and the Borrowers ratify and confirm their agreements and covenants contained therein. Parent and the Borrowers hereby confirm that, after giving effect to this Amendment, no Event of Default or Default exists as of such date;

                 D.  Severability. Any provision of this Amendment held by a
                     ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable;

                 E.  APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
                     --------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT ISSUES WITH RESPECT TO THE CREATION, PERFECTION, AND ENFORCEMENT OF LIENS UNDER DIVISION 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF CALIFORNIA; PROVIDED, THAT THE AGENT AND THE LENDERS SHALL RETAIN
                         --------
ALL RIGHTS ARISING UNDER FEDERAL LAW;

                 F.  Successors and Assigns. This Amendment is binding upon
                     ----------------------
and shall inure to the benefit of Agent, the Lenders, Parent and the Borrowers and their respective successors and assigns; provided, however, that Parent and
                                             --------  -------
the Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lenders;

                 G.  Counterparts. This Amendment may be executed in one or
                     ------------
more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument;

                 H.  Headings. The headings, captions and arrangements used
                     --------
in this Amendment are for convenience only and shall not affect the interpretation of this Amendment;

                 I.  NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE
                     ------------------
OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG THE AGENT, THE LENDERS, PARENT AND THE BORROWERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE AGENT, THE LENDERS, PARENT AND THE BORROWERS;

                 J.  Canadian Guarantors as Loan Parties. By signing below,
                     -----------------------------------
each Canadian Guarantor acknowledges and agrees that from and after the effective date hereof such Canadian Guarantor shall become a Loan Party, subject to all provisions in the Agreement relating to a Loan Party, with effect from the effective date hereof.

                                      *****